UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2004

                          IR BIOSCIENCES HOLDINGS, INC.
                          -----------------------------
                 (Exact name of registrant specified in charter)


        Delaware                    033-05384                   13-3301899
 ------------------------    ------------------------    ----------------------
      (State of                (Commission File               (IRS Employer
    Incorporation)                   Number)                 Identification No.)

                         4021 N. 75th Street, Suite 201
                              Scottsdale, AZ 85251
                              --------------------
               (Address of principal executive offices) (Zip Code)

                                 (480) 922-3926
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
          (Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective December 17, 2004, Eric Hopkins, Chief Financial Officer, resigned from his position with the Registrant.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   IR BioSciences Holdings, Inc.

Date: December 22, 2004                            By:  /s/ Michael Wilhelm
                                                   -----------------------------
                                                   Michael Wilhelm
                                                   President
                                                   (Duly Authorized Officer)